Deferred Payment Receivable	12 Months Ended
Dec. 31, 2020
Disclosure of deferred payment receivable [Abstract]
Deferred Payment Receivable
Note 13 – Deferred Payment Receivable

	As at December 31,
	2020	2019
	$ Thousands
Deferred payment receivable	-	204,299

As part of the sale of IC Power’s Latin America businesses in December 2017, proceeds from ISQ include a four-year deferred payment obligation accruing 8% interest per annum, payable-in-kind. In October 2020, Kenon received payment in full of approximately $218 million (approximately $188 million net of taxes).